UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934
       Date of Report (Date of earliest event reported):  August 18, 2011
                                                          ---------------

                       CORNERSTONE FINANCIAL CORPORATION
                       ---------------------------------
             (Exact name of registrant as specified in its charter)

       NEW JERSEY                    000-53576               80-0282551
       ----------                    ---------               ----------
(State or other jurisdiction         (Commission          (IRS Employer
of incorporation)                    File Number)         Identification No.)

        6000 MIDLANTIC DRIVE
      MT. LAUREL, NEW JERSEY 08054                          08054
---------------------------------------                     -----
(Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code (856) 439-0300

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(c) The Registrant announced on August 18, 2011, that Scott Kintzing was appointed Executive Vice President and Market President of Cornerstone Bank, the Registrant's wholly-owned subsidiary ("Cornerstone Bank"). In his new role, Mr. Kintzing will lead Cornerstone Bank's Commercial Banking Division. The table below sets forth certain information about Mr. Kintzing:

                                   PRINCIPAL  OCCUPATION  FOR
NAME AND POSITION      AGE         THE PAST FIVE YEARS                OFFICER SINCE             TERM EXPIRES
------------------------------------------------------------------------------------------------------------
Scott  Kintzing        58            President, Chief Executive            1997                    N/A (1)
Executive Vice                       Officer Vice Chairman and
President and                        Chairman of The  Bank,
Market President                     part of the Fulton
                                     Financial Corporation.

                                     Vice Chairman and President
                                     of the New Jersey Division of
                                     Fulton Financial Corporation          2008
------------------------------------------------------------------------------------------------------------

(1)  Officers  serve  at  the  pleasure  of  the  Board  of  Directors

There are no arrangements or understandings between Mr. Kintzing and any other persons pursuant to which Mr. Kintzing was selected as Executive Vice President and Market President. Mr. Kintzing has no family relationship with any other director or executive officer of the Registrant or of Cornerstone Bank, nor with any person nominated or chosen to serve as a director or executive officer of the Registrant or Cornerstone Bank. Mr. Kintzing is not a director of any company with a class of securities registered pursuant to section 12, of the Securities Exchange Act of 1934, as amended (the "Act"), subject to the requirements of section 15(d) of the Act, or of any company under the Investment Company Act of 1940.

There are no "related party transactions" between Mr. Kintzing and the Registrant or Cornerstone Bank except for transactions made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions, and does not involve more than the normal risk of collectibility or present other unfavorable features.

Although the Registrant and Cornerstone Bank are not parties to any written employment agreement with Mr. Kintzing, and he is an employee at-will serving at the pleasure of the Board of Directors, Cornerstone Bank agreed to provide Mr. Kintzing with the following as a condition to his employment:

         1) An annual salary for the balance of 2011 of $225,000, payable in accordance with Cornerstone Bank's usually payroll method;
         2) A bonus payment for the year ended December 31, 2011 equal to 25 basis points for each loan closed and funded from date of hire through December 31, 2011, with a maximum of $25,000;
         3) In January and February of 2012, his salary shall be equal to the prorated portion of an annual salary of $225,000 plus 80% of the bonus paid in accordance with number 2 above, payable in accordance with Cornerstone Bank's usual payroll method; his salary will be reevaluated with all other executives of Cornerstone Bank in March 2012;
         4)       A signing bonus of $10,000;
         5) A grant of 6,000 stock options in January 2012 vesting over a three year period; and
         6)       An automobile allowance of $9,500 per year.

ITEM  9.01  FINANCIAL  STATEMENTS  AND  EXHIBITS


(d) Exhibits. The following is filed as an Exhibit to this Current Report on Form 8-K:

         99.1         Press  Release  dated  August  18,  2011



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                             CORNERSTONE  FINANCIAL  CORPORATION
                                             -----------------------------------
                                             (Registrant)

Dated:  August  22,  2011                    By: /s/ Keith  Winchester
                                                 -------------------------------
                                                 Keith  Winchester
                                                 Executive Vice President and
                                                 Chief Financial Officer